UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2022

Oracle Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35992	54-2185193
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 Oracle Way, Austin, Texas 78741

(Address of principal executive offices) (Zip Code)

(737) 867-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ORCL	New York Stock Exchange
3.125% senior notes due July 2025	ORCL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5—Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders

On November 16, 2022, Oracle Corporation (“Oracle”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). Below is a brief description of each matter submitted to a vote at the Annual Meeting, as well as the final voting results with respect to each matter. For more information about these proposals, please refer to Oracle’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on September 23, 2022.

Proposal No. 1: Election of Directors

The stockholders elected each of the following persons as a director to hold office until the 2023 Annual Meeting of Stockholders and until his or her successor is elected and qualified, or until his or her earlier resignation or removal.

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Awo Ablo	2,231,053,646	5,861,351	256,517,676
Jeffrey S. Berg	1,743,133,996	493,781,001	256,517,676
Michael J. Boskin	1,862,344,383	374,570,614	256,517,676
Safra A. Catz	1,878,963,941	357,951,056	256,517,676
Bruce R. Chizen	1,719,483,874	517,431,123	256,517,676
George H. Conrades	1,553,704,099	683,210,898	256,517,676
Lawrence J. Ellison	1,910,287,327	326,627,670	256,517,676
Rona A. Fairhead	1,934,398,729	302,516,268	256,517,676
Jeffrey O. Henley	1,926,939,272	309,975,725	256,517,676
Renée J. James	1,944,491,166	292,423,831	256,517,676
Charles W. Moorman	1,626,573,699	610,341,298	256,517,676
Leon E. Panetta	1,568,288,384	668,626,613	256,517,676
William G. Parrett	1,809,849,147	427,065,850	256,517,676
Naomi O. Seligman	1,581,044,204	655,870,793	256,517,676
Vishal Sikka	1,944,401,518	292,513,479	256,517,676

Proposal No. 2: Advisory Vote to Approve the Compensation of Oracle’s Named Executive Officers

The stockholders cast an advisory vote approving the compensation of Oracle’s named executive officers as follows: 1,495,324,338 shares in favor, 736,954,726 shares against, 4,635,933 shares abstaining and 256,517,676 broker non-votes.

Proposal No. 3: Ratification of Selection of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of Ernst & Young LLP as Oracle’s independent registered public accounting firm for the fiscal year ending May 31, 2023, with 2,444,659,366 shares in favor, 45,744,826 shares against and 3,028,481 shares abstaining.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORACLE CORPORATION

Dated: November 18, 2022	By:	/s/ Kimberly Woolley
	Name:	Kimberly Woolley
	Title:	Vice President, Assistant General Counsel and Assistant Secretary